UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009

NALCO HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32342	16-1701300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Nalco Holding Company (the “Company”) will file a Prospectus Supplement with the U.S. Securities and Exchange Commission today to meet its obligation to register 625,291 existing shares for certain of its current and former management members pursuant to a registration rights agreement dated as of November 16, 2004, by and among the Company, Nalco LLC and such management members. These shares represent the last tranche of shares vested under a five-year equity incentive program and this registration process is similar to that followed with respect to shares that vested in previous years. The three-year term on the Company’s previous Shelf Registration statement (File Number 333-130715) expired in December 2008, and the Company filed a new Shelf Registration statement (File Number 333-157772) to permit the present registration of this tranche of shares. The Company has no plans to make any new equity issuance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman
Secretary

Date: March 9, 2009